                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                 April 15, 2003
               (Date of Report - Date of Earliest Event Reported)

                         Provident Financial Group, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                      Ohio
                 (State or Other Jurisdiction of Incorporation)

                                     1-8019
                            (Commission File Number)

                                   31-0982792
                      (IRS Employer Identification Number)

                 One East Fourth Street, Cincinnati, Ohio 45202
               (Address of Principal Executive Offices) (Zip Code)

                         1-800-851-9521 or 513-345-7102
              (Registrant's Telephone Number, Including Area Code)

                                      -1-

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibit 99 Press Release Dated April 15, 2003.

Item 9. Regulation FD Disclosure.
---------------------------------

Filing for Item 12. Results of Operations and Financial Condition.  On April 15,
2003, the Registrant issued the press release filed as Exhibit 99.

                                      -2-

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  Report  to be  signed  on its  behalf by the undersigned, thereunto duly authorized.

                                  PROVIDENT FINANCIAL GROUP, INC.

Date: April 15, 2003                 /s/ Christopher J. Carey
                                     ------------------------
                                       Christopher J. Carey
                                   Executive Vice President and
                                      Chief Financial Officer